UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005
                                                         ----------------


                           Ibis Technology Corporation
             (Exact name of registrant as specified in its charter)



        Massachusetts                 0-23150              04-2987600
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)


32 Cherry Hill Drive, Danvers, Massachusetts                  01923
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2005, Ibis Technology Corporation announced its financial results for the third quarter ending September 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS

On October 26, 2005, Ibis Technology Corporation announced the receipt of an order from SUMCO for their second Ibis i2000 implanter. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

99.1     Press Release, Dated October 26, 2005, Announcing
         Third Quarter 2005 Results.

99.2 Press Release, Dated October 26, 2005, Announcing the receipt of an order from SUMCO.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IBIS TECHNOLOGY CORPORATION


Date:  October 26, 2005                     /s/William J. Schmidt
                                            ----------------------------------
                                            William J. Schmidt Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1     Press Release, Dated October 26, 2005, Announcing
         Third Quarter 2005 Results.

99.2 Press Release, Dated October 26, 2005, Announcing the receipt of an order from SUMCO.